10. Bank Loan Payable	9 Months Ended
Sep. 30, 2022
Debt Disclosure [Abstract]
10. Bank Loan Payable

10. Bank Loan Payable

In September 2016, the Company obtained a loan of €500,000 (approximately $545,000) from Intesa Sanpaolo Bank in Italy, which loan is secured by the Company's assets. The loan had an underlying interest rate of 4.5% above the Euro Inter Bank Offered Rate, subject to quarterly review and was amortized over 57 months initially expected to end on March 31, 2021. Monthly repayments of €9,760 began in January 2017.

In terms of a directive by the Italian Government, in order to provide financial relief due to the COVID-19 pandemic, Multigioco was able to suspend repayments of the loan for a period of six months and the maturity date of the loan was extended to March 31, 2022, the interest rate remained the same at 4.5% above the Euro Inter Bank Offered Rate with monthly repayments revised to $9,971. The Company made payments of €29,913 (approximately $34,159) which included principal of €29,059 (approximately $33,184) and interest of €854 (approximately $975) for the three months ended March 31, 2022, thereby extinguishing the loan.

Included in bank loans is a Small Business Administration Disaster Relief loan (“SBA Loan”) assumed on the acquisition of USB with a principal outstanding of $150,000. The SBA Loan bears interest at 3.75% per annum and is repayable in monthly installments of $731 which began in June 2021, and matures in May 2050. The SBA Loan is collateralized by all of USB’s tangible and intangible assets.

Since acquisition of USB, the Company has repaid principal of $3,247 and has total accrued and unpaid interest of $5,337 on this loan as of September 30, 2022.

The maturity of bank loans payable as of September 30, 2022 is as follows:

Amount
Within 1 year	$3,122
1 to 2 years	3,241
2 to 3 years	3,365
3 to 4 years	3,493
5 years and thereafter	138,869
Total	$152,090
Disclosed as:
Current portion	$3,122
Non-Current portion	148,968
$152,090